SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
January 21, 2004

                                FORWARD INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	0-6669	13-1950672
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

1801 Green Road Suite E
           Pompano Beach, Florida 33064
(Address of Principal Executive Offices)

Registrant's Telephone Number, including
area code:  (954) 419-9544

(Former Address, if changed since last report)

TABLE OF CONTENTS

Item 5. Other Events
Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 5 Other Events

In the press release referred to in Item 12, the Registrant announced that its Board of Directors had increased by 86,200 shares an existing authorization for the Registrant to re-purchase issued and outstanding shares of its Common Stock, bringing the aggregate amount of the authorization to 486,200 shares.

Item 7 Financial Statements and Exhibits

            (c) Exhibits

            Exhibit No.       Exhibit

            99.1                 Press Release of Forward Industries Inc. on January 21, 2004

Item 12 Results of Operations and Financial Condition.

On January 21, 2004, Forwards Industries Inc., (the "Company") issued a press release announcing the Company's results of operations and financial condition for its fiscal first quarter ended December 31, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2004

FORWARD INDUSTRIES, INC.

By: /s/ Douglas W. Sabra___________
Name: Douglas W. Sabra
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit #           Exhibit
99.1                 Press Release issued by Forward Industries, Inc. on January 21, 2004.